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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          June 9, 1999
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                                LOEWS CORPORATION
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          (Exact name of registrant as specified in its charter)


         Delaware                      1-6541                    13-2646102
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(State or other jurisdiction        (Commission              (I.R.S. employer
of incorporation or organization)   file number)            identification no.)


   667 Madison Avenue, New York, N.Y.                         10021-8087
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 (Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code        (212) 521-2000
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                                NOT APPLICABLE
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     (Former name or former address, if changed since last report)




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Item 5. Other Events.
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  On June 9, 1999, CNA Financial Corporation, an 85% owned subsidiary of Loews Corporation, issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.


                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            LOEWS CORPORATION
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                                            (Registrant)





Dated: June 10, 1999                    By: /s/ Barry Hirsch
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                                            Barry Hirsch
                                            Senior Vice President

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